AMENDMENT TO PROMISSORY NOTE
                          ----------------------------

           WHEREAS, Eagle & Phenix Hydro Company, Inc., a Delaware corporation, (the "Borrower") issued its promissory note to Fieldcrest Cannon, Inc., a Delaware corporation (the "Lender") dated June 18, 1991 (the "Note"); and

           WHEREAS, the Lender has agreed to certain changes in the Note in consideration for a $100,000 payment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged;

           NOW, THEREFORE, the parties agree as follows:
           1. As of the date hereof, the principal amount of the Note is reduced to $900,000.
           2. The interest rate on the Note until maturity is changed to six percent (6%), and after maturity to twelve percent (12%).
           3. The date on which all principal and interest on the note is due and payable in full is changed to January 18, 2006.

           Except as hereby amended, the terms of the Note remain the same, and the Borrower ratifies and reaffirms all of its obligations thereunder.

Dated: June __, 1999

WITNESS:                                   EAGLE & PHENIX HYDRO COMPANY, INC.


                                           By: /s/ James W. Fulmer
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                                              James W. Fulmer, Vice President

                                           FIELDCREST CANNON, INC.


                                           By:
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                                              Its